Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions Select SM

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

Effective April 28, 2006, we implemented a fund substitution. See “Appendix C – April 28, 2006 Fund Substitution” for details.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Asset Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class I)
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class I)
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA1
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust Series

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)

[1]	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 59 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2006 as supplemented August 9, 2006

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	12

Accumulation Unit	25

Age	13

Annuitant	13

Annuity Date	37

Annuity Options	38

Annuity Payments	37

Annuity Service Center	1

Annuity Unit Value	38

Contract Anniversary	40

Free Withdrawals	35

Income Phase	37

Interest Rate Factor Adjustment	24

Non-Qualified	54

Purchase Payment	14

Qualified	54

Separate Account	15

Tax Deferral	12

Window Period	24

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of an interest rate factor adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

Highlights

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•	if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•	if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•	if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends upon the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The standard contingent deferred sales charge ranges from 7% to 0%. In return for receiving a credit to your contract value, we allow you to select a contingent deferred sales charge schedule that ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be

Highlights

exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn or applied to an annuity option)

Standard	7%[2]	7%[2]

Optional Nine Year (credit provided if elected)	8%[2]	8%[2]

[1]	Currently, any transfers made as part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and, therefore, do not count toward your 12 free transfers every calendar year.

[2]Contingent Deferred Sales Charge Schedules
Standard

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year (credit provided if elected)

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[3]	$60[3]

Separate Account Annual Expenses (as a percentage of average account value in the separate account)

	Current	Maximum
Mortality and Expense Risk Charge	1.00%	1.70%
Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.15%	1.95%

[3]	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Table Of Fees And Expenses

Additional Contract Owner Expenses:

	Current Charge	Maximum Charge

10%/20% Free Withdrawal Feature	0.25%	0.35%

	Current Charge	Maximum Charge

Annual Ratchet Death Benefit	0.40%	0.90%

	Current Charge	Maximum Charge

Guaranteed Minimum Income Benefit	0.60%	1.25%

	Current Charge	Maximum Charge

Guaranteed Minimum Accumulation Benefit (for contracts issued on or after September 1, 2006)	0.45%	1.00%

	Current Charge	Maximum Charge

Guaranteed Minimum Accumulation Benefit (for contracts issued prior to September 1, 2006)	0.35%	1.00%

	Current Charge	Maximum Charge

Nursing Home Waiver Benefit	0.05%	0.10%

	Current Charge	Maximum Charge

Equalizer Benefit	0.50%	0.60%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.51%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Investment Management Fees and Other Expenses

Fund Name*	Management Fees		Other Expenses		12b-1 Fees	Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%		0.33%		—	1.08%	[1]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%		—	0.66%	[2]
ING VP Real Estate Portfolio (Class S)	0.80%	[3]	0.45%		0.25%	1.50%
MML Asset Allocation Fund	0.55%		0.09%	[4]	—	0.64%	[5]
MML Blend Fund	0.40%		0.03%		—	0.43%	[6]
MML Blue Chip Growth Fund	0.75%		0.23%	[4]	—	0.98%	[5]
MML Concentrated Growth Fund (Class I)	0.60%		0.24%	[4]	—	0.84%	[5]
MML Emerging Growth Fund	1.05%		0.46%		—	1.51%	[6]
MML Enhanced Index Core Equity Fund	0.55%		0.26%		—	0.81%	[6]
MML Equity Fund	0.38%		0.03%		—	0.41%	[6]
MML Equity Income Fund	0.75%		0.10%	[4]	—	0.85%	[5]
MML Equity Index Fund (Class I)	0.10%		0.38%		—	0.48%	[7]
MML Foreign Fund	0.89%		0.13%	[4]	—	1.02%	[5]
MML Global Fund (Class I)	0.60%		0.28%	[4]	—	0.88%	[5]
MML Growth & Income Fund	0.50%		0.08%	[4]	—	0.58%	[5]
MML Growth Equity Fund	0.80%		0.25%		—	1.05%	[6]
MML Income & Growth Fund	0.65%		0.10%	[4]	—	0.75%	[5]
MML Inflation-Protected Bond Fund	0.59%		0.04%		—	0.63%	[6]
MML Large Cap Growth Fund	0.65%		0.14%	[4]	—	0.79%	[5]
MML Large Cap Value Fund	0.80%		0.09%		—	0.89%	[6]
MML Managed Bond Fund	0.45%		0.01%		—	0.46%	[6]
MML Mid Cap Growth Fund	0.77%		0.08%	[4]	—	0.85%	[5]
MML Mid Cap Value Fund	0.84%		0.09%	[4]	—	0.93%	[5]
MML OTC 100 Fund	0.45%		0.41%		—	0.86%	[6]
MML Small Cap Equity Fund	0.65%		0.06%		—	0.71%	[6]
MML Small Cap Growth Equity Fund	1.07%		0.15%		—	1.22%	[6]
MML Small Cap Index Fund	0.35%		0.18%	[4]	—	0.53%	[5]

Table Of Fees And Expenses

Fund Name*	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
MML Small Cap Value Fund	0.75%	0.14%	[4]	—	0.89%	[5]
MML Small Company Opportunities Fund	1.05%	0.09%		—	1.14%	[6]
Oppenheimer Balanced Fund/VA	0.72%	0.02%		—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%		—	0.66%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%		—	0.67%
Oppenheimer High Income Fund/VA	0.72%	0.03%		—	0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.09%		—	1.09%
Oppenheimer Main Street Fund®/VA	0.65%	0.02%		—	0.67%
Oppenheimer MidCap Fund/VA8	0.67%	0.02%		—	0.69%
Oppenheimer Money Fund/VA	0.45%	0.03%		—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%		—	0.71%
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[9]	0.25%	0.99%

* Effective April 28, 2006, we implemented a fund substitution. See “Appendix C – April 28, 2006 Fund Substitution” for details.

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense of short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2007.

2. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

3. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The amount of expenses proposed to be waived during the current fiscal year by the advisor for the portfolio is 0.20%. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

4. Other Expenses are based on estimated amounts for the first fiscal year of the fund.

5. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class I), MML Global Fund (Class I), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Small Cap Index Fund and MML Small Cap Value Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.76%, 0.71%, 0.52%, 0.70%, 0.73%, 0.45% and 0.88%, respectively. For the MML Equity Income Fund, MML Foreign Fund, MML Mid Cap Growth Fund and MML Mid Cap Value Fund the cap is equal to the expenses reflected in the table.

6. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2005.

7. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

8. Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

9. “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the maximum number of additional contract features,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.95% and an annual charge of 3.20% which is the maximum charge for the maximum number of additional contract features), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,307	$2,557	$3,683	$6,340	$690	$2,031	$3,322	$6,340
Sub-account with minimum total operating expenses	$1,202	$2,265	$3,227	$5,577	$577	$1,719	$2,843	$5,577

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that we issued your contract on or after September 1, 2006,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional contract features,
•	that the current fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.15%), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$923	$1,527	$1,956	$3,073	$278	$852	$1,452	$3,073
Sub-account with minimum total operating expenses	$819	$1,210	$1,415	$1,924	$165	$512	$883	$1,924

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.05%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.08%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The MassMutual Transitions Select Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York) as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. A surviving spouse, who is the sole primary beneficiary under the contract, may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, or elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election as described above, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his or her name.

Age

The term “age,” except when discussed in regards to specific tax provisions, is defined as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

These amounts may vary by state.

If there are joint owners, age refers to the oldest joint owner.

You may submit your initial purchase payment,

along with your completed application, by giving

them to your registered representative. You can

make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Annuity Payment Services

P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview.  When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

You may allocate payments to the investment choices. We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

The Fixed Account and the Long Term Guarantee Fixed Accounts.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Purchasing a Contract

Asset Allocation Program.  If you elect to participate in the Asset Allocation Program, we allocate your purchase payments according to the asset allocation model you select. If you instruct us to allocate a subsequent purchase payment to funds outside of your selected asset allocation model, we will apply your payment as requested. However, while you participate in the Asset Allocation Program, we periodically rebalance your contract value among the funds to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund outside of your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with your selected asset allocation model. Any purchase payments you allocate to the fixed accounts will not be rebalanced. That value will remain outside of the Asset Allocation Program unless you move it into one or more funds.

The Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.  At time of contract issue you may elect to participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. If you do, you must also participate in the Asset Allocation Program. While you participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to the fixed accounts.

Applying Purchase Payments.  Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Purchasing a Contract/Investment Choices

The Funds

Effective April 28, 2006, we implemented a fund substitution. Following are the funds now available through the contract. For more detail about the fund substitution see “Appendix C—April 28, 2006 Fund Substitution”.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	The portfolio seeks total return. Under normal market conditions, the portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.
MML Series Investment Fund
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks to provide high total return consistent with preservation of capital over the long-term.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of companies that the fund’s sub-adviser believes offer above-average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Advisers: Delaware Management Company and Insight Capital Research & Management, Inc.	Seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks dividend income and long-term capital growth by investing in the common stocks of established companies.
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	Seeks long-term capital growth by normally investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in the emerging markets.
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	Seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets.
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks capital appreciation and income by normally investing at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth.
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks growth of capital by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for capital growth. Income is a secondary objective.
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by selecting businesses that possess characteristics that the fund’s sub-adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the fund’s sub-adviser expects to grow at a faster rate than the average company.
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks long-term capital growth by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term capital growth. Income is a secondary objective.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index[2].
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P.	Seeks long-term total return by normally investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[1], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer MidCap Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
PIMCO Variable Insurance Trust Series
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Advisor: Pacific Investment Management Company LLC Sub-Advisor: N/A	Seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
2	The S&P SmallCap 600 Index is the Standard & Poor’s Composite Index of 600 stocks, an unmanaged index of common stocks of small U.S. companies from a broad range of industries. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P SmallCap 600 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
3	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers.  We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.40%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account

(collectively, “the fixed accounts”).

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Investment Choices

The DCA Fixed Accounts

Description.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term.  In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals.  If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees.  We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions.  If you are participating in a DCA Fixed Account, you cannot also participate in the Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Long-Term Guarantee Fixed Accounts

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee

Investment Choices

Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner. Currently, if you are participating in the Asset Allocation Program and/or the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, the Long-Term Guarantee Fixed Accounts are not available as investment choices.

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers.  We will only accept a transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

There are additional rules limiting your ability to transfer contract value out of or into the Long-Term Guarantee Fixed Accounts. These are detailed in “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

Rate of Interest.  Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options.  We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Annuity Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent to our Annuity Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract

Investment Choices

value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, The Fixed Account is not available as an investment choice.

Transfers.  There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center.

Interest Rate.  You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Investment Choices/Contract Value

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers.

1.	While participating in the Asset Allocation Program you may transfer your contract value by changing asset allocation models. If you submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the Asset Allocation Program. An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Account into the funds. In this case we will not terminate your participation in the Asset Allocation Program. You can re-elect participation in the Asset Allocation Program at any time.

Contract Value/Transfers and Transfer Programs

2.	While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. Currently, if you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may not transfer contract value into the fixed accounts.

3.	We currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

4.	We limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

5.	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

Transfers and Transfer Programs

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Program

What is the Asset Allocation Program (AAP)?  If you participate in the AAP, you choose one of several asset allocation models. We will follow the guidelines of your selected asset allocation model when investing your contract value in the investment choices available through the contract. The asset allocation model you select will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. Periodically, we will rebalance your contract value so that it continues to follow your selected asset allocation model strategy. Currently, none of the asset allocation models include the fixed accounts. You cannot participate in the AAP once you enter the income phase.

Selecting an Asset Allocation Model.  During the accumulation phase of your contract, you can elect to participate in the AAP at any time. You should consult with your registered representative to assist you in determining which asset allocation model in the program is best suited to your

Transfers and Transfer Programs

financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change asset allocation models.

Allocating Purchase Payments.

Initial Purchase Payments.  If you select an asset allocation model, your initial purchase payment (in the case of a new application) or your available contract value (if you are already invested in the contract) will be allocated to the investment choices according to the asset allocation model you select.

Subsequent Purchase Payments.  Unless you instruct us otherwise, when you contribute additional purchase payments, we will allocate those purchase payments according to your selected asset allocation model. If you instruct us otherwise, we will process your request, but at the next scheduled rebalancing, your contract value in the funds will be rebalanced in accordance with the asset allocation model you selected. Contract value in The Fixed Account and Long-Term Guarantee Fixed Accounts will not be rebalanced. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, we will reject a request to allocate a subsequent payment to the fixed accounts.

Periodic Rebalancing. We will periodically rebalance your contract value to match the asset allocation model you select. Currently, this periodic rebalancing will occur the last business day of every calendar quarter. If you allocate subsequent payments in a manner that is outside your selected asset allocation model, upon rebalancing, we will move your contract value back into your selected asset allocation model allocations. However, any contract value you allocate to the fixed accounts, will not be rebalanced. That value will remain outside of the AAP unless you move it into one or more funds. Currently, if you have elected the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit, we will reject a request to transfer or allocate contract value to the fixed accounts. Periodic rebalancing will end upon payment of the death benefit or if you cancel participation in the AAP.

Transfer Limitations.  While participating in the AAP you may transfer your contract value by changing asset allocation models. If you do submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the AAP and notify you of the termination. An exception to this is, if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the AAP. You can re-elect participation in the AAP at any time.

While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Selecting a Different Asset Allocation Model.  At any time, you may change your asset allocation model to any of the available asset allocation models by contacting the Annuity Service Center.

Canceling Participation in AAP.  You can cancel your participation in the AAP at any time by contacting the Annuity Service Center. If you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you cannot cancel participation in the AAP without first canceling the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You can re-elect participation in the AAP, but you cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit.

Transfers and Transfer Programs

Important Considerations

•	There is no assurance that an asset allocation model will not lose money or that investment results will not experience some volatility.

•	Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the asset allocation models are built.

•	Allocation to a single asset class may outperform an asset allocation model, so that you would have obtained better returns in a single fund or funds representing a single asset class than in an asset allocation model. Asset allocation model performance is dependent upon the performance of the funds in the model.

•	The timing of your investment and the frequency of automatic rebalancing may affect performance.

•	The value of the funds will fluctuate, and when redeemed, may be worth more or less than the original cost.

•	We have the right to terminate or change the AAP at any time.

Additional Restrictions.  While you are participating in the AAP, you cannot also participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Separate Account Dollar Cost Averaging Program

The Separate Account Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Separate Account Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Separate Account Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Separate Account Dollar Cost Averaging Program. The minimum amount you can transfer is $100. We reserve the right to increase the minimum to $250.

The minimum duration of participation in any Separate Account Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone and payment at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Separate Account Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Separate Account Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Separate Account Dollar Cost Averaging Program at a time. Further, if you are participating in the Separate Account Dollar Cost Averaging Program you cannot also participate in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, or a DCA Fixed Account.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

Transfers and Transfer Programs

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We do not charge you for participation in the Separate Account Dollar Cost Averaging Program. We have the right to modify, terminate or suspend the Separate Account Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or the Interest Sweep Option.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

We do not charge you for participation in the Automatic Rebalancing Program.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Strategic Bond Fund/VA and 60% to be in the MML Equity Fund. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Strategic Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Strategic Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the MML Equity Fund to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

We do not charge you for participation in the Interest Sweep Option.

Transfers and Transfer Programs

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

After you withdraw your full contract value, the contract does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. For non-qualified contracts, after you make a partial withdrawal, you must keep at least $5,000 in your contract. For qualified contracts the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable interest rate factor adjustment;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

•	Partial withdrawal requests by telephone will not be available to you if you have elected the nursing home waiver benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or

Withdrawals

after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $10,000 to initiate the withdrawal plan. We do not charge you for participation in the Systematic Withdrawal Program. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals – Requests by Telephone section of this prospectus. You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least 5 business days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your Systematic Withdrawal Program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your Systematic Withdrawal Program ends:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a required minimum distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.00% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. This charge is waived for contracts with a value of $100,000.00 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value

Expenses

remaining, we will deduct the charge from the amount you withdraw. At your request, we can deduct the charge from the amount you withdraw.

The amount of the charge depends on how much you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. Refer to “Additional Features” for more information.

7-Year Contingent Deferred Sales Charge Schedule

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

We guarantee that the aggregate contingent deferred sales charge will never exceed 9% of your total purchase payments.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or a portion of your contract value to an annuity option (except as described under Annuity Option E).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features”.

•	If you are 59 1/2 or older, and you apply your entire contract value:

-	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

-	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. Refer to “Additional Features” for more information.

10% free withdrawal provision. In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your

Expenses

contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

If you request to transfer contract value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable payments, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 5 years (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices

The Income Phase

that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit

•	Annual Ratchet Death Benefit (for an additional charge)

•	Contract Value Death Benefit (for a credit to your contract up to age 80)

If you are age 80 or beyond when you elect a death benefit feature, you may only elect the Annual Ratchet Death Benefit or the Contract Value Death Benefit.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features—Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract. We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

Basic Death Benefit.  You may only elect this feature if you are under age 80 at the time you make the election. Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges. At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

Death Benefit

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Lump Sum Payments. If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected

during the 60 day period beginning with the date of receipt by us of proof of death.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Features

Overview

For an additional charge or credit, the features listed in the tables below and described throughout this section, are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. If we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary.	Yes
Equalizer Benefit	Yes	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit	Yes	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature[1]	Yes	No

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (credit ends when you reach age 80)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.
[1]	This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Additional Features

Charges for Additional Features

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges in the first contract year. If you elect a feature that we offer for an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges on and after your first contract anniversary. At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When do charges end? To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features - Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit.

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Features

Nine Year Contingent Deferred Sales Charge Feature

Credit: 0.10%

For additional detail see “Additional Features - Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract year when withdrawal is made or when contract value is applied to an annuity option	Percentage of amount withdrawn or applied to an annuity option
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge: 0.25%

Maximum Charge: 0.35%

For additional detail on charge deduction see “Additional Features - Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge: 0.05%

Maximum Charge: 0.10%

For additional detail on charge deduction see “Additional Features - Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service

Additional Features

Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);

•	Annual Ratchet Death Benefit (described below);

•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. If you are age 80 or beyond when you elect a death benefit feature, you may only elect the Annual Ratchet Death Benefit or the Contract Value Death Benefit.

You may only have one elected death benefit feature at a time. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit

Current Charge: 0.40%

Maximum Charge: 0.90%

For additional detail on charge deduction see “Additional Features—Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit.

The amount of the death benefit will be the greatest of:

(A)	Your contract value, or

(B)	The value of the annual ratchet feature (see “Value of the Annual Ratchet Feature” below), or

(C)	Your purchase payments reduced by an adjustment for withdrawals and applicable charges.

For (C) we calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

Additional Features

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

The values in (A), (B) and (C) above are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges.

Value of the Annual Ratchet Feature.  If you elect the Annual Ratchet Death Benefit when we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. If you elect the Annual Ratchet Death Benefit after we issue your contract, the initial annual ratchet feature will be equal to the lesser of your contract value or your purchase payments less withdrawals. Prior to you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) reaching age 80, we recalculate the value of the annual ratchet feature on each contract anniversary, each time you make a withdrawal and each time you apply a purchase payment.

Since we calculate your annual ratchet feature on every contract anniversary, your “most recently calculated annual ratchet feature” is the value calculated on your most recent contract anniversary, provided you haven’t made a payment or withdrawal since your most recent contract anniversary.

If you have made a payment or withdrawal since your most recent contract anniversary, your “most recently calculated annual ratchet feature” is calculated when you made your most recent withdrawal or payment. The recalculation works as follows:

1.	Each time you make a withdrawal, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals (the adjustment for withdrawals is described in “C” above).

2.	Each time you make a purchase payment the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	Each contract anniversary, the annual ratchet feature is equal to the most recently calculated annual ratchet feature or your contract value, whichever is greater.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted to reflect purchase payments and withdrawals as described in “1” and “2” above.

Cost of Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We can increase this charge, but the percentage will not exceed 0.90%.

Contract Value Death Benefit

Current Credit: 0.05%

Minimum Credit: 0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future. If you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value.

The Contract Value Death Benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Electronic Document Delivery Credit

Current Credit: $24 per year

In most states, for any contract year prior to 2008, we will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call the Annuity Service Center or see the instructions on the inside cover wrapping this prospectus.

Additional Features

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time after 2007.

Case Size Credit

Current Credit: 0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Equalizer Benefit

Current Charge: 0.50%

Maximum Charge: 0.60%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and

•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner reaches age 80. Or, if the contract is owned by a non-natural entity, when the annuitant reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner is age 70 when we issue your contract or, if the contract is owned by a non-natural entity, if the annuitant is age 70 at contract issue.

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect.

How is the credit calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments during the just ended benefit period;

•	plus withdrawals made during the just ended benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Additional Features

Guaranteed Minimum Accumulation Benefit (GMAB)

Current Charge: 0.45% (0.35% for contracts issued before September 1, 2006)

Maximum Charge: 1.00%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option. You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to the Annuity Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

Required Participation in the Asset Allocation Program.  In order to participate in the GMAB, you must participate in the Asset Allocation Program and select one of the asset allocation models offered. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. You can choose to change your asset allocation model at any time. While participating in the Asset Allocation Program and the GMAB you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a change of model, you must first terminate the GMAB, and then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMAB, but you can re-elect participation in the Asset Allocation Program. For additional detail on the Asset Allocation Program, see “Transfers and Transfer Programs – Asset Allocation Program.”

Subsequent Payments with GMAB & the Asset Allocation Program.  If you allocate a subsequent purchase payment in a manner that does not follow the asset allocation model, we will apply your payment as you request. However, while you are participating in an asset allocation model, we will periodically rebalance your contract value among the investment choices to maintain the asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in the asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with the asset allocation model. We do not allow you to allocate purchase payments or

Additional Features

contract value to the fixed accounts while participating in the GMAB.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period; and

3.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

What Happens at the End of the Benefit Period?  If you have never requested a reset, then at the end of your benefit period, if the GMAB value is greater than your contract value applicable to purchase payments made during the first two contract years (adjusted for withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

If you have previously requested a reset and we applied the reset, then at the end of your benefit period, if the GMAB value is greater than your contract value as of the date of the latest reset (adjusted for subsequent withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to the Oppenheimer Money Fund/VA. Electing GMAB does not guarantee a credit will be paid.

How is the GMAB Value Calculated?  For the 10 year benefit period, the GMAB value will equal your total purchase payments made to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals.

If the benefit is reset, then the GMAB value is equal to the contract value at the time of reset, reduced by an adjustment for subsequent withdrawals.

For the 20 year benefit period (26 year for contracts issued in New York), the GMAB value will equal two times your total purchase payments made to the contract as of the end of your second contract year, reduced by an adjustment for withdrawals.

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

What Does the GMAB Cost?  If you elect the GMAB, we will deduct an additional charge of 0.45% while the feature is in effect (0.35% for contracts issued before September 1, 2006). This charge will never be greater than 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features”.

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in the Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

Additional Features

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

While participating in the GMAB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

If you elect the GMAB, currently, you cannot allocate any contract value to the fixed accounts.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Guaranteed Minimum Income Benefit (GMIB)

Current Charge: 0.60%

Maximum Charge: 1.25%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMIB? If you elect the GMIB and are eligible for the GMIB value, you will always have a guaranteed amount, the GMIB value, that can be applied to a life contingent fixed annuity. This may be beneficial if your contract value is lower than the GMIB value when you wish to receive annuity payments. A life contingent fixed annuity is currently available under Annuity Options A, B, C and D described in the “Income Phase” section.

Required Participation in the Asset Allocation Program.  In order to participate in the GMIB, you must participate in the Asset Allocation Program and select one of the asset allocation models. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. While participating in the Asset Allocation Program and the GMIB you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a change of model, you must first terminate the GMIB, then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMIB, but you can re-elect participation in the Asset Allocation Program. For additional detail about the Asset Allocation Program, please see “Transfers and Transfer Programs – Asset Allocation Program.”

Subsequent Payments with the GMIB & the Asset Allocation Program.  If you allocate a subsequent purchase payment in a manner that does not follow your selected asset allocation model, we will apply your payment as you request. However, while you are participating in the Asset Allocation Program, we will periodically rebalance your contract value among the investment choices to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in

Additional Features

accordance with your selected asset allocation model. We do not allow you to allocate purchase payments or contract value to the fixed accounts while participating in the GMIB.

Eligibility for the GMIB Value.  You will be eligible to apply the GMIB value to an annuity option if:

1.	You elected the GMIB at time of contract issue and you do not cancel the GMIB;

2.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60;

5.	You elect to begin the income phase;

6.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D); and

7.	You apply all or a portion of your contract value to an annuity option.

If you elect the GMIB, but items 2 through 7 are not met, you will not be eligible to apply the GMIB value to an annuity option, even if you have paid for the feature.

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	each purchase payment increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum which is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB.

What Does the GMIB cost? If you elect the GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. This charge will never be greater than 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the GMIB. If you elect to discontinue the GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How Do I Elect the GMIB?  If the annuitant is under age 80 at time of contract issue, to elect the GMIB, you must:

•	Elect the GMIB at the time your contract is issued. Once we issue your contract, you cannot elect the GMIB.

•	Elect to participate in the Asset Allocation Program.

The GMIB may not be available in all states.

Can I Cancel the GMIB?  We will terminate your selection of the GMIB on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMIB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMIB, you cannot participate in the Guaranteed Minimum Accumulation Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMIB Considerations

The GMIB ensures the availability of a minimum contract value when you elect to apply all or a portion of your contract value to an annuity option and you choose to receive

Additional Features

fixed annuity payments through a life contingent annuity option. This benefit may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this benefit may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this benefit feature.

•	The GMIB will only be applied if you begin the income phase, and you select to receive fixed payments through a life contingent annuity option. If you select a different annuity option, or you never begin the income phase, you will not be eligible for the GMIB, even though you have paid for the benefit.

•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	While participating in the GMIB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

•	If you elect the GMIB, currently, you cannot allocate any contract value to the fixed accounts.

•	Any purchase payments made after the second contract year could increase the cost of the GMIB feature without a corresponding increase in the benefit.

•	The GMIB feature stops accumulating after the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	Consult a tax-advisor before considering the GMIB in conjunction with a tax-qualified contract because the GMIB has limited usefulness if the contract is subject to minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Purchase Rates, Contract Value and the GMIB. When you elect an annuity option, we determine a value that will be used to calculate your annuity payments. We determine that value using 1) your GMIB value and the minimum guaranteed purchase rates displayed in your contract, and 2) your contract value and alternative purchase rates we offer, which may be more favorable than the minimum guaranteed purchase rates. If it turns out that item (2) will generate higher annuity payments than item (1), we will apply your contract value to your elected annuity option instead of the GMIB value.

Additional Features

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that in most circumstances you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract

Taxes

is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts

Taxes

issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of gain that is distributed. A “non-resident alien” is a person who is neither a US citizen nor a resident of the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% from the taxable portion of each distribution.

Taxes

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

Other Information

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Other Information

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of our business. We have cooperated fully with these regulatory agencies with regard to their investigations and have responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could

Other Information

significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Transitions SelectSM.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A - Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.50	$11.00	$10.00(a)
AIM V.I. Global Health Care	11.82	11.07	10.00(a)
AIM V.I. Technology	12.56	12.45	10.00(a)
American Century VP Income & Growth(f)	11.64	11.26	10.00(a)
American Century VP Value(f)	11.51	11.09	10.00(a)
American Funds® Asset Allocation(f)	11.64	10.80	10.00(a)
American Funds® Growth-Income(f)	11.66	11.16	10.00(a)
Calvert Social Balanced(b)	11.28	10.81	10.00(a)
Fidelity® VIP Contrafund®	13.45	11.65	10.00(a)
Fidelity® VIP Growth(f)	11.78	11.28	10.00(a)
Franklin Small Cap Value Securities(f)	12.79	11.91	10.00(a)
Janus Aspen Balanced(b)	11.59	10.90	10.00(a)
Janus Aspen Forty(f)	13.26	11.93	10.00(a)
Janus Aspen Worldwide Growth(f)	11.71	11.23	10.00(a)
MFS® Investors Trust(b)	12.10	11.42	10.00(a)
MFS® New Discovery(b)	13.12	12.62	10.00(a)
MML Blend(e)	11.21	10.85	10.00(a)
MML Emerging Growth	12.93	12.97	10.00(a)
MML Enhanced Index Core Equity(e)	11.76	11.28	10.00(a)
MML Equity(e)	11.66	11.45	10.00(a)
MML Equity Index	11.59	11.23	10.00(a)
MML Growth Equity(e)	11.35	11.06	10.00(a)
MML Inflation-Protected Bond(e)	10.24	10.20	10.00(a)
MML Large Cap Value(e)	11.99	11.11	10.00(a)
MML Managed Bond(e)	10.28	10.17	10.00(a)
MML OTC 100	12.17	12.16	10.00(a)
MML Small Cap Equity(e)	11.96	12.14	10.00(a)
MML Small Cap Growth Equity(e)	13.53	12.28	10.00(a)
MML Small Company Opportunities(e)	13.41	12.24	10.00(a)
Oppenheimer Aggressive Growth(c)	13.35	12.04	10.00(a)
Oppenheimer Balanced	11.38	11.09	10.00(a)
Oppenheimer Capital Appreciation	11.54	11.12	10.00(a)
Oppenheimer Global Securities	13.95	12.36	10.00(a)
Oppenheimer High Income	10.66	10.55	10.00(a)
Oppenheimer International Growth	13.88	12.32	10.00(a)
Oppenheimer Main Street	11.67	11.15	10.00(a)
Oppenheimer Money	10.16	10.01	10.00(a)
Oppenheimer Strategic Bond	10.75	10.60	10.00(a)
Scudder VIT EAFE® Equity Index(d)	—	11.91	10.00(a)
Scudder VIT Small Cap Index(f)	12.68	12.31	10.00(a)
T. Rowe Price Blue Chip Growth(f)	11.87	11.34	10.00(a)
T. Rowe Price Equity Income(f)	11.60	11.30	10.00(a)
Templeton Foreign Securities(f)	12.71	11.68	10.00(a)

(a)	Commencement of public offering was August 9, 2004.
(b)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(c)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Managed Bond; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Babson Managed Bond; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(f)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006, Fund Substitution”.

Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services(a)	24,976	396
AIM V.I. Global Health Care(a)	42,958	909
AIM V.I. Technology(a)	16,005	4,017
American Century VP Income & Growth(a),(f)	112,908	5,744
American Century VP Value(a),(f)	3,800,244	218,884
American Funds® Asset Allocation(a),(f)	797,754	40,904
American Funds® Growth-Income(a),(f)	1,051,699	50,604
Calvert Social Balanced(a),(b)	63,078	300
Fidelity® VIP Contrafund®(a)	3,921,539	222,684
Fidelity® VIP Growth(a),(f)	134,281	20,099
Franklin Small Cap Value Securities(a),(f)	2,934,827	159,926
Janus Aspen Balanced(a),(b)	156,110	3,894
Janus Aspen Forty(a),(f)	75,870	1,942
Janus Aspen Worldwide Growth(a),(f)	28,909	696
MFS® Investors Trust(a),(b)	33,237	2,161
MFS® New Discovery(a),(b)	44,652	8,908
MML Blend(a),(e)	28,905	411
MML Emerging Growth(a)	20,338	633
MML Enhanced Index Core Equity(a),(e)	10,733	0
MML Equity(a),(e)	70,101	6,415
MML Equity Index(a)	66,779	2,342
MML Growth Equity(a),(e)	17,061	2,059
MML Inflation-Protected Bond(a),(e)	5,498,782	365,217
MML Large Cap Value(a),(e)	3,025,309	178,921
MML Managed Bond(a),(e)	3,965,132	273,775
MML OTC 100(a)	24,565	3,232
MML Small Cap Equity(a),(e)	53,792	624
MML Small Cap Growth Equity(a),(e)	2,436,841	143,746
MML Small Company Opportunities(a),(e)	152,097	4,496
Oppenheimer Aggressive Growth(a),(c)	2,786,018	165,581
Oppenheimer Balanced(a)	266,830	9,811
Oppenheimer Capital Appreciation(a)	4,577,447	263,965
Oppenheimer Global Securities(a)	3,242,706	161,905
Oppenheimer High Income(a)	496,370	26,227
Oppenheimer International Growth(a)	109,827	1,631
Oppenheimer Main Street(a)	124,981	7,409
Oppenheimer Money(a)	409,197	35,982
Oppenheimer Strategic Bond(a)	5,207,116	294,868
Scudder VIT EAFE® Equity Index(a),(d)	—	485
Scudder VIT Small Cap Index(a),(f)	115,259	8,458
T. Rowe Price Blue Chip Growth(a),(f)	171,208	9,525
T. Rowe Price Equity Income(a),(f)	4,202,242	252,278
Templeton Foreign Securities(a),(f)	3,799,247	226,558

(a)	Commencement of public offering was August 9, 2004.
(b)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(c)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap sub-account.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Managed Bond; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Babson Managed Bond; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(f)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006 Fund Substitution”.

Appendix A

Appendix B - Long Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Annuity Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix B

Appendix C - April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

Appendix C